Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is an Officer and Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.H. BROWN,
O. G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Richard C. Notebaert
                                            -----------------------------------
                                            Richard C. Notebaert
                                            Chairman and Chief Executive Officer

STATE OF ILLINOIS    )
COUNTY OF COOK       )

    On the 15th day of March, 1995, personally appeared before me Richard C Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is an Officer and Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Richard H. Brown
                                            -----------------------------------
                                            Richard H. Brown
                                            Vice Chairman

STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Richard H. Brown to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is an Officer of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Oren G. Shaffer
                                            ----------------------------------
                                            Oren G. Shaffer
                                            Executive Vice President and
                                            Chief Financial Officer


STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15h day of March, 1995, personally appeared before me Oren G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is an Officer of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN and O.G. SHAFFER, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of March, 1995.



                                            /s/ Betty F. Elliott
                                            ---------------------------------
                                            Betty F. Elliott
                                            Vice President and Comptroller


STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15h day of March, 1995, personally appeared before me Betty F.Elliott to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ---------------------------------
                                            Notary Public

Exhibit 24




                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Donald C. Clark
                                            ----------------------------------
                                            Donald C. Clark



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Donald C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.





                                            /s/ Melvin R. Goodes
                                            ----------------------------------
                                            Melvin R. Goodes



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Melvin R. Goodes to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.


                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of March, 1995.




                                            /s/ Hanna Holborn Gray
                                            ----------------------------------
                                            Hanna Holborn Gray



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.


                                            /s/ James A. Henderson
                                            ----------------------------------
                                            James A. Henderson



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
R.C. NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Sheldon B. Lubar
                                            ----------------------------------
                                            Sheldon B. Lubar



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS
R.C. NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B.F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of March, 1995.



                                            /s/ Lynn  M. Martin
                                            ----------------------------------
                                            Lynn M. Martin



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ Arthur C. Martinez
                                            -----------------------------------
                                            Arthur C. Martinez



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me Arthur C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.


                                            /s/ John B. McCoy
                                            -----------------------------------
                                            John B. McCoy



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.



                                            /s/ John D. Ong
                                            -----------------------------------
                                            John D. Ong



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me John D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.


                                            /s/ A. Barry Rand
                                            -----------------------------------
                                            A. Barry Rand



STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            -----------------------------------
                                            Notary Public

Exhibit 24



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Annual Report"); and

    WHEREAS, the undersigned is a Director of the Company;

    NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C NOTEBAERT, R.H. BROWN, O.G. SHAFFER and B. F. ELLIOTT, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 1995.




                                            /s/ James A. Unruh
                                            ----------------------------------
                                            James A. Unruh


STATE OF ILLINOIS     )
COUNTY OF COOK        )


    On the 15th day of March, 1995, personally appeared before me James A. Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

    WITNESS my hand and official seal this 15th day of March, 1995.



                                            /s/ Judy L. Anker
                                            ----------------------------------
                                            Notary Public